Exhibit 99.1

PHOENIX

Financial Supplement

The Phoenix Companies, Inc.

December 31, 2009

The Phoenix Companies, Inc.
Financial Supplement

Wall Street Coverage		Transfer Agent and Registrar
Firm	Analyst	For information or assistance regarding your account, please contact our transfer agent and registrar:
Barclays Capital	Eric Berg
Credit Suisse Securities (USA)	Tom Gallagher	The Phoenix Companies, Inc. C/O BNY Mellon Shareowner Services
Dowling & Partners	Paul Goulekas / Sean Rourke	P.O. Box 358015, Pittsburgh, PA 15258
JP Morgan	Jimmy Bhullar	Toll-free: 1-800-490-4258 Int'l: 201-680-6823
Langen McAlenney	Robert Glasspiegel	TDD: 800-231-5469, Int'l TDD: 201-680-6610
Raymond James & Associates	Steven Schwartz	E-mail: shrrelations@bnymellon.com
UBS	Andrew Kligerman	Web: www.bnymellon.com/shareowner/isd

For More Information

To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

Shareholder Information
Security Listings
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."		The Phoenix Companies, Inc.
Investor Relations
One American Row
P.O. Box 5056, Hartford, CT 06102-5056
Phone: 1-860-403-7100
Fax: 1-860-403-7880
e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

The Phoenix Companies, Inc.
Financial Supplement
December 2009 (unaudited)

Table of Contents

Financial Highlights	1
Consolidated Income Statement	2
Alternate Operating Income Statement Details excluding Regulatory Closed Block	4
Closed Block Assets and Liabilities	6
Variable Universal Life Funds Under Management	8
Universal Life / Interest Sensitive Funds Under Management	10
Life Sales	12
Annuity Funds Under Management and Annuity Supplementary Information	14
Deferred Policy Acquisition Costs	16
Consolidated Statement of Income - GAAP Format	18
Condensed Consolidated Balance Sheet - Preliminary	20
General Account Investment Portfolio Summary	21
General Account GAAP Net Investment Income Yields	22
General Account Realized Investment Gains and Losses	24

The Phoenix Companies, Inc.
Financial Highlights
Fourth Quarter 2009 (unaudited)
(amount in millions, except per share data)
	December 31,
For the Period Ended:	2009	2008	2007	2006	2005

Balance Sheet Information
General account invested assets	$13,750.4	$13,607.9	$15,719.5	$16,079.0	$16,667.0
Separate account assets	4,417.9	3,860.1	5,781.2	5,403.2	4,945.8
Total assets	24,892.2	25,808.6	30,500.8	29,128.1	27,851.9
Indebtedness	428.0	458.0	627.7	628.2	659.9
Total stockholders' equity	1,131.1	865.1	2,279.0	2,231.5	2,007.1
Total stockholders' equity, excluding SFAS 115, other accumulated OCI and FIN 46-R	$1,302.4	$1,665.7	$2,470.0	$2,360.0	$2,118.9

Average equity, excluding other accumulated OCI, FIN 46-R and discontinued operations(1)	$1,427.0	$1,808.3	$2,381.8	$2,239.4	$2,017.1
Total operating return on equity(1)	-9.98%	-4.51%	5.38%	3.68%	4.99%
Average tangible common equity(2)	$1,423.6	$1,702.2	$1,703.1	$1,516.8	$1,280.4
Total operating return on average tangible equity(2)	-10.00%	-4.79%	7.94%	5.74%	7.86%

Debt to total capitalization(3)	24.7%	21.6%	20.3%	21.0%	23.7%

Book value per share	$9.82	$7.56	$19.94	$19.63	$21.10
Book value per share, excluding SFAS 115 and
other accumulated OCI	$11.31	$14.06	$21.15	$20.29	$21.72
Book value per share, excluding SFAS 115,
other accumulated OCI and FIN 46-R	$11.31	$14.56	$21.61	$20.76	$22.28
Period-end common shares outstanding	115.2	114.4	114.3	113.7	95.1

Indebtedness:
Surplus notes	$174.1	$174.1	$174.0	$174.0	$204.2
Senior unsecured bonds - due 2008	—	—	153.7	153.7	153.7
Senior unsecured bonds - due 2032	253.9	283.9	300.0	300.0	300.0
Interest rate swap	—	—	—	0.5	2.0
Total indebtedness	$428.0	$458.0	$627.7	$628.2	$659.9

Statutory Financial Data for Phoenix Life Insurance Company(4)
Capital, surplus and surplus notes	$517.2	$758.9	$848.2	$932.5	$885.5
Asset valuation reserve (AVR)	57.0	94.4	192.5	187.8	210.8
Capital, surplus, surplus notes and AVR	$574.2	$853.3	$1,040.7	$1,120.3	$1,096.3
Policyholder dividend liability	$312.6	$324.2	$355.6	$348.9	$356.1
Interest maintenance reserve	$(45.8)	$(44.2)	$(44.4)	$(44.3)	$(23.1)
Statutory gain from operations	$32.5	$53.4	$115.2	$131.6	$106.2
Statutory net income (loss)	$(56.5)	$(82.3)	$80.0	$162.0	$61.0

(1)

This average equity is used for the calculation of total operating return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.

(2)

This average equity is used for the calculation of total operating return on tangible equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R, the equity of discontinued operations and the carrying value of goodwill and intangible assets.

(3)

This debt to total capitalization is based on total stockholders' equity, excluding SFAS 115, other accumulated OCI and FIN 46-R.

(4)

Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York.  December 2009 amounts are preliminary.

The Phoenix Companies, Inc.
Consolidated Income Statement
Fourth Quarter 2009 (unaudited)
(amount in millions, except per share data)

	December 31,
	2009	2008	2007	2006	2005
Consolidated Income Statement

Premiums	$684.2	$765.9	$798.3	$839.7	$928.7
Fee income	648.1	600.9	499.9	400.3	332.8
Net investment income	786.3	907.0	1,036.1	1,022.6	1,060.2
Total revenue	2,118.6	2,273.8	2,334.3	2,262.6	2,321.7
Policy benefits and increase in policy liabilities	1,279.9	1,362.3	1,312.4	1,335.9	1,372.9
Policyholder dividends	267.3	327.7	375.6	353.1	376.9
Policy acquisition cost amortization	266.5	431.7	192.7	148.8	114.0
Interest expense on indebtedness	33.1	36.7	44.2	49.2	46.6
Controllable and other expenses	298.5	274.4	261.1	242.7	280.8
Total benefits and expenses	2,145.3	2,432.8	2,186.0	2,129.7	2,191.2
Pre-tax operating income (loss)	(26.7)	(159.0)	148.3	132.9	130.5
Income tax expense (benefit)	115.7	(75.4)	27.3	40.1	27.5
Operating income (loss)	(142.4)	(83.6)	121.0	92.8	103.0
Net realized investment gains (losses)	(53.3)	(88.7)	(8.4)	21.0	25.8
Earnings on CDOs consolidated under FIN-46R	—	(4.2)	1.0	(1.0)	1.3
Discontinued operations	(123.3)	(549.5)	4.0	(17.1)	(10.6)
Other income (expenses) excluded from operating income	—	—	—	(0.4)	(11.1)
Net income (loss)	$(319.0)	$(726.0)	$117.6	$95.3	$108.4

Earnings Per Share
Basic
Weighted-average shares outstanding	116.5	114.4	114.1	110.9	95.0
Total operating income (loss) per share	$(1.22)	$(0.73)	$1.06	$0.84	$1.08
Net income (loss) per share	$(2.74)	$(6.35)	$1.03	$0.86	$1.14

Diluted
Weighted-average shares outstanding and dilutive potential common shares	116.5	114.4	116.0	113.2	102.4
Total operating income (loss) per share	$(1.22)	$(0.73)	$1.04	$0.82	$1.01
Net income (loss) per share	$(2.74)	$(6.35)	$1.01	$0.84	$1.06

The Phoenix Companies, Inc.
Consolidated Income Statement
Fourth Quarter 2009 (unaudited)
(amount in millions, except per share data)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September	December
Consolidated Income Statement

Premiums	$180.2	$191.3	$195.2	$199.2	$172.2	$170.6	$170.9	$170.5
Fee income	144.8	148.5	152.7	154.9	154.0	155.7	166.3	172.1
Net investment income	245.0	243.9	215.6	202.5	184.6	194.1	200.4	207.2
Total revenue	570.0	583.7	563.5	556.6	510.8	520.4	537.6	549.8
Policy benefits and increase in Policy liabilities	334.0	324.9	334.3	369.1	316.3	343.9	305.6	314.1
Policyholder dividends	89.2	95.5	68.9	74.1	50.3	61.8	73.4	81.8
Policy acquisition cost amortization	45.9	58.6	71.9	255.3	66.0	32.9	63.1	104.5
Interest expense on indebtedness	10.2	8.8	8.8	8.9	8.5	8.3	8.3	8.0
Controllable and other expenses	76.8	69.9	63.1	64.6	77.8	71.5	85.0	64.2
Total benefits and expenses	556.1	557.7	547.0	772.0	518.9	518.4	535.4	572.6
Pre-tax operating income (loss)	13.9	26.0	16.5	(215.4)	(8.1)	2.0	2.2	(22.8)
Income tax expense (benefit)	5.4	7.5	10.2	(98.5)	110.0	16.4	(22.1)	11.4
Operating income (loss)	8.5	18.5	6.3	(116.9)	(118.1)	(14.4)	24.3	(34.2)
Net realized investment gains (losses)	(14.6)	(8.7)	(17.0)	(48.4)	44.8	(68.8)	(22.5)	(6.8)
Earnings on CDOs consolidated Under FIN-46R	0.8	0.6	(4.4)	(1.2)	—	—	—	—
Discontinued operations	(9.1)	(4.2)	(324.4)	(211.8)	(1.5)	(28.0)	(28.4)	(65.4)
Net income (loss)	$(14.4)	$6.2	$(339.5)	$(378.3)	$(74.8)	$(111.2)	$(26.6)	$(106.4)

Earnings Per Share
Basic
Weighted-average shares outstanding	114.3	114.4	114.4	114.4	115.6	116.0	115.9	116.4
Total operating income (loss) per share	$0.07	$0.16	$0.06	$(1.02)	$(1.02)	$(0.12)	$0.21	$(0.29)
Net income (loss) per share	$(0.13)	$0.05	$(2.97)	$(3.31)	$(0.65)	$(0.96)	$(0.23)	$(0.91)

Diluted
Weighted-average shares outstanding and dilutive potential common shares	114.3	116.0	114.4	114.4	115.6	116.0	115.9	116.4
Total operating income (loss) per share	$0.07	$0.16	$0.06	$(1.02)	$(1.02)	$(0.12)	$0.21	$(0.29)
Net income (loss) per share	$(0.13)	$0.05	$(2.97)	$(3.31)	$(0.65)	$(0.96)	$(0.23)	$(0.91)

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
Fourth Quarter 2009 (unaudited)
($ in millions)

	December 31,
	2009	2008	2007	2006	2005

Premiums	$37.1	$46.6	$52.7	$53.1	$47.1
Cost of insurance charges	491.2	434.7	336.0	258.5	182.8
Other fees	130.0	151.1	148.2	125.2	132.6
Surrender charges	26.9	15.1	15.7	16.6	17.4
Net investment income on assets backing liabilities	330.7	359.4	385.7	407.8	450.3
Net investment income on assets backing surplus	(2.2)	24.5	78.8	74.1	53.4
Total revenue	1,013.7	1,031.4	1,017.1	935.3	883.6

Benefits paid	806.1	463.1	436.7	443.8	424.8
Increases (decreases) in reserves	(434.3)	(100.4)	(149.1)	(177.3)	(223.3)
Interest on policyholder funds	136.2	152.0	155.6	170.7	191.2
Policyholder dividends	0.4	0.6	0.7	0.6	0.8
Interest expense on indebtedness	33.1	36.7	44.2	49.2	46.6
Commissions and sales incentives, net of deferrals	22.0	39.7	33.6	34.4	35.0
Operating expenses, net of deferrals	269.4	225.9	219.6	202.0	237.5
Reinsurance allowance, net of deferrals	(5.7)	(13.0)	(13.4)	(12.3)	(11.4)
Premium taxes	9.4	16.8	15.1	12.4	11.2
Policy acquisition cost amortization	266.5	431.7	192.7	148.8	114.0
Total benefits and expenses	1,103.1	1,253.1	935.7	872.3	826.4
Pre-tax operating income (loss) excl. regulatory closed block	(89.4)	(221.7)	81.4	63.0	57.2
Pre-tax operating income - regulatory closed block	62.7	62.7	67.0	69.8	73.2
Total pre-tax operating income (loss)	(26.7)	(159.0)	148.4	132.8	130.4
Income tax expense (benefit)	115.7	(75.4)	27.3	40.1	27.5
Total operating income (loss)	$(142.4)	$(83.6)	$121.1	$92.7	$102.9

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
Fourth Quarter 2009 (unaudited)
($ in millions)

Quarters ended

	2008				2009
	March	June	September	December	March	June	September	December

Premiums	$4.7	$12.5	$15.1	$14.3	$12.4	$7.9	$9.9	$6.9
Cost of insurance charges	101.5	104.8	112.1	116.3	119.9	122.4	124.4	124.5
Other fees	39.1	39.8	37.8	34.4	28.5	27.2	34.3	40.0
Surrender charges	4.2	3.9	2.8	4.2	5.6	6.1	7.6	7.6
Net investment income on assets backing liabilities	91.3	88.2	89.1	90.7	87.6	85.6	77.7	79.8
Net investment income on assets backing surplus	12.8	14.4	7.6	(10.2)	(6.7)	(2.1)	3.5	3.1
Total revenue	253.6	263.6	264.5	249.7	247.3	247.1	257.4	261.9

Benefits paid	125.4	110.7	97.0	130.0	120.6	177.9	361.1	146.5
Increases (decreases) in reserves	(39.8)	(32.2)	(13.7)	(14.7)	(35.4)	(63.8)	(277.8)	(57.3)
Interest on policyholder funds	38.7	38.5	38.1	36.7	34.8	35.1	32.3	34.0
Policyholder dividends	0.1	0.2	0.1	0.2	0.1	0.1	0.1	0.1
Interest expense on indebtedness	10.2	8.8	8.8	8.9	8.5	8.3	8.3	8.0
Commissions and sales incentives, net of deferrals	12.6	11.9	8.5	6.7	6.0	4.8	5.7	5.5
Operating expenses, net of deferrals	60.8	55.2	53.4	56.5	68.1	64.7	76.4	60.1
Reinsurance allowance, net of deferrals	(3.4)	(2.5)	(4.3)	(2.8)	(0.8)	(2.1)	(1.2)	(1.6)
Premium taxes	4.9	4.3	4.0	3.6	3.2	2.9	2.8	0.6
Policy acquisition cost amortization	45.9	58.6	71.9	255.3	66.0	32.9	63.1	104.5
Total benefits and expenses	255.4	253.5	263.8	480.4	271.1	260.8	270.8	300.4
Pre-tax operating income (loss) excl. regulatory closed block	(1.8)	10.1	0.7	(230.7)	(23.8)	(13.7)	(13.4)	(38.5)
Pre-tax operating income - regulatory closed block	15.7	15.9	15.8	15.3	15.7	15.7	15.6	15.7
Total pre-tax operating income (loss)	13.9	26.0	16.5	(215.4)	(8.1)	2.0	2.2	(22.8)
Income tax expense (benefit)	5.4	7.5	10.2	(98.5)	110.0	16.4	(22.1)	11.4
Total operating income (loss)	$8.5	$18.5	$6.3	$(116.9)	$(118.1)	$(14.4)	$24.3	$(34.2)

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
Fourth Quarter 2009 (unaudited)
($ in millions)

	December 31,
	2009	2008	2007	2006	2005

Debt securities	$6,305.1	$6,011.4	$6,919.4	$7,000.5	$6,992.0
Equity securities	6.7	9.0	134.0	120.5	95.4
Mortgage loans	6.2	8.9	12.7	66.5	109.9
Venture capital partnerships	180.2	188.5	157.3	97.9	73.4
Policy loans	1,378.5	1,377.0	1,357.1	1,346.6	1,349.2
Other investments	142.8	153.3	123.7	85.5	69.3
Total closed block investments	8,019.5	7,748.1	8,704.2	8,717.5	8,689.2
Cash and cash equivalents	33.3	57.2	67.8	66.3	87.0
Accrued investment income	105.9	113.0	112.1	112.8	118.2
Receivables	53.3	49.5	44.7	46.7	40.9
Deferred income taxes	270.3	418.3	329.3	329.8	328.0
Other Closed Block assets	22.6	338.0	10.0	19.9	24.9
Total closed block assets	$8,504.9	$8,724.1	$9,268.1	$9,293.0	$9,288.2
Policy liabilities and accruals	9,246.5	9,742.7	9,811.2	9,798.8	9,815.8
Policyholder dividends payable	297.8	311.1	332.8	331.7	338.9
Policyholder dividend obligation	—	—	246.0	326.9	334.1
Other Closed Block liabilities	57.9	72.0	49.3	47.9	53.8
Total closed block liabilities	9,602.2	10,125.8	10,439.3	10,505.3	10,542.6
Excess of closed block liabilities over closed block assets	$1,097.3	$1,401.7	$1,171.2	$1,212.3	$1,254.4

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
Fourth Quarter 2009 (unaudited)
($ in millions)

	2008				2009
	March	June	September	December	March	June	September	December
Debt securities	$6,826.5	$6,671.0	$6,317.4	$6,011.4	$5,969.3	$6,123.6	$6,388.6	$6,305.1
Equity securities	122.3	118.0	109.4	9.0	9.0	8.4	7.6	6.7
Mortgage loans	11.9	10.1	9.5	8.9	7.8	7.3	6.7	6.2
Venture capital partnerships	174.8	187.7	187.0	188.5	174.0	168.3	174.8	180.2
Policy loans	1,358.8	1,368.7	1,365.7	1,377.0	1,411.6	1,414.3	1,402.9	1,378.5
Other investments	131.2	139.2	150.0	153.3	146.5	137.2	135.9	142.8
Total closed block investments	8,625.5	8,494.7	8,139.0	7,748.1	7,718.2	7,859.1	8,116.5	8,019.5
Cash and cash equivalents	60.2	97.5	81.2	57.2	21.5	17.1	20.5	33.3
Accrued investment income	115.6	110.5	116.8	113.0	112.5	108.4	112.1	105.9
Receivables	44.6	48.2	58.2	49.5	53.8	64.6	42.9	53.3
Deferred income taxes	324.7	324.0	428.5	418.3	419.3	361.4	272.5	270.3
Other Closed Block assets	16.0	36.2	18.7	338.0	330.5	214.0	51.3	22.6
Total closed block assets	9,186.6	9,111.1	8,842.4	8,724.1	8,655.8	8,624.6	8,615.8	8,504.9
Policy liabilities and accruals	9,800.7	9,806.8	9,792.0	9,742.7	9,626.5	9,531.1	9,383.3	9,246.5
Policyholder dividends payable	337.1	339.3	340.0	311.1	312.1	311.7	308.4	297.8
Policyholder dividend obligation	149.8	—	—	—	—	—	—	—
Other Closed Block liabilities	59.9	141.1	87.1	72.0	93.1	58.0	42.8	57.9
Total closed block liabilities	10,347.5	10,287.2	10,219.1	10,125.8	10,031.7	9,900.8	9,734.5	9,602.2
Excess of closed block liabilities over closed block assets	$1,160.9	$1,176.1	$1,376.7	$1,401.7	$1,375.9	$1,276.2	$1,118.7	$1,097.3

The Phoenix Companies, Inc.
Variable Universal Life
Funds Under Management
Fourth Quarter 2009 (unaudited)
($ in millions)

	December 31,
	2009	2008	2007	2006	2005

Funds Under Management (FUM)
Deposits	$115.8	$142.2	$153.8	$149.0	$171.4
Surrenders	(158.8)	(105.4)	(102.1)	(85.9)	(84.4)
Total net sales	(43.0)	36.8	51.7	63.1	87.0
Deaths	(2.6)	(4.6)	(12.0)	(4.7)	(3.3)
Interest credited	244.3	(486.1)	121.5	174.5	91.3
Fees	(15.3)	(22.7)	(26.1)	(23.9)	(24.4)
Cost of insurance	(80.0)	(78.6)	(75.2)	(71.5)	(70.8)
Change in FUM	103.4	(555.2)	59.9	137.5	79.8
Beginning balance	1,065.1	1,620.3	1,560.4	1,422.9	1,343.1
Ending fund balance	$1,168.5	$1,065.1	$1,620.3	$1,560.4	$1,422.9

Gross life insurance in force (1)	$22,780.0	$24,934.5	$24,714.2	$24,164.6	$24,767.7

(1)

2006 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

The Phoenix Companies, Inc.
Variable Universal Life Funds Under Management
Fourth Quarter 2009 (unaudited)
($ in millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September	December
Funds Under Management (FUM)
Deposits	$38.1	$34.7	$34.0	$35.4	$31.2	$31.7	$28.4	$24.5
Surrenders	(25.9)	(34.0)	(26.3)	(19.2)	(26.3)	(52.6)	(35.8)	(44.1)
Total net sales	12.2	0.7	7.7	16.2	4.9	(20.9)	(7.4)	(19.6)
Deaths	(1.0)	(1.4)	(1.6)	(0.6)	(0.8)	(0.8)	(0.5)	(0.5)
Interest credited	(115.4)	(4.3)	(147.4)	(219.0)	(63.7)	122.8	130.5	54.7
Fees	(6.5)	(5.8)	(5.6)	(4.8)	(4.1)	(4.3)	(2.8)	(4.1)
Cost of insurance	(19.4)	(19.5)	(19.3)	(20.4)	(20.8)	(20.3)	(19.3)	(19.6)
Change in FUM	(130.1)	(30.3)	(166.2)	(228.6)	(84.5)	76.5	100.5	10.9
Beginning balance	1,620.3	1,490.2	1,459.9	1,293.7	1,065.1	980.6	1,057.1	1,157.6
Ending fund balance	$1,490.2	$1,459.9	$1,293.7	$1,065.1	$980.6	$1,057.1	$1,157.6	$1,168.5

Gross life insurance in force (1)	$24,796.6	$24,845.0	$24,760.0	$24,934.5	$24,664.6	$24,165.6	$23,435.0	$22,780.0

(1)

2008 face amounts updated to include the term rider face amounts for all variable universal life products.

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive Funds Under Management
Fourth Quarter 2009 (unaudited)
($ in millions)

	December 31,
	2009	2008	2007	2006	2005

Funds Under Management (FUM)
Deposits	$351.4	$587.5	$540.9	$417.1	$297.8
Surrenders	(161.6)	(118.8)	(77.0)	(84.7)	(94.1)
Net sales	189.8	468.7	463.9	332.4	203.7
Deaths	(27.3)	(28.4)	(22.9)	(20.5)	(22.3)
Interest credited	96.6	97.7	86.3	79.6	78.7
Fees	(28.3)	(51.5)	(48.6)	(36.6)	(26.8)
Cost of insurance	(406.1)	(354.4)	(258.9)	(184.9)	(109.9)
Change in FUM	(175.3)	132.1	219.8	170.0	123.4
Beginning balance	2,256.0	2,123.9	1,904.1	1,734.1	1,610.7
Ending fund balance	$2,080.7	$2,256.0	$2,123.9	$1,904.1	$1,734.1

Gross life insurance in force	$32,329.0	$33,351.1	$27,358.2	$20,402.1	$16,303.0

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive Funds Under Management
Fourth Quarter 2009 (unaudited)
($ in millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September	December
Funds Under Management (FUM)
Deposits	$179.1	$149.7	$133.6	$125.1	$95.3	$84.5	$88.1	$83.5
Surrenders	(19.7)	(23.9)	(19.8)	(55.4)	(31.6)	(46.8)	(45.7)	(37.5)
Net sales	159.4	125.8	113.8	69.7	63.7	37.7	42.4	46.0
Deaths	(9.0)	(8.3)	(2.8)	(8.3)	(7.3)	(5.8)	(7.9)	(6.3)
Interest credited	23.8	24.3	24.7	24.9	24.0	23.4	24.5	24.7
Fees	(16.4)	(13.4)	(11.5)	(10.2)	(8.2)	(7.0)	(6.8)	(6.3)
Cost of insurance	(81.7)	(84.8)	(92.3)	(95.6)	(98.1)	(100.2)	(103.9)	(103.9)
Change in FUM	76.1	43.6	31.9	(19.5)	(25.9)	(51.9)	(51.7)	(45.8)
Beginning balance	2,123.9	2,200.0	2,243.6	2,275.5	2,256.0	2,230.1	2,178.2	2,126.5
Ending fund balance	$2,200.0	$2,243.6	$2,275.5	$2,256.0	$2,230.1	$2,178.2	$2,126.5	$2,080.7

Gross life insurance in force	$29,774.2	$31,298.0	$32,610.0	$33,351.1	$33,631.1	$33,325.0	$32,900.0	$32,329.0

The Phoenix Companies, Inc.
Life Sales
Fourth Quarter 2009 (unaudited)
($ in millions)

	December 31,
	2009	2008	2007	2006	2005
Life Insurance Sales

Wholesaler Channel
Variable universal life	$6.9	$26.7	$21.9	$16.7	$16.1
Universal life/interest sensitive	20.8	229.9	308.2	221.9	104.4
Term life	5.3	21.6	22.2	20.3	16.4
Life insurance annualized premium (1)	33.0	278.2	352.3	258.9	136.9

Variable universal life	3.2	9.3	8.0	8.6	6.4
Universal life/interest sensitive	19.2	54.2	65.0	61.8	49.2
Life insurance single premium	22.4	63.5	73.0	70.4	55.6

Variable universal life	10.1	36.0	29.9	25.3	22.5
Universal life/interest sensitive	40.0	284.1	373.2	283.7	153.6
Term life	5.3	21.6	22.2	20.3	16.4
Total wholesaler life insurance premium (2)	$55.4	$341.7	$425.3	$329.3	$192.5

Gross life insurance in force	$155,267.0	$166,781.0	$156,889.0	$144,139.0	$134,780.0

Average face amount for life insurance sales	$0.9	$1.0	$1.3	$1.2	$1.1

(1)

Annualized premium represents first year premiums on an annual basis.

(2)

Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Life Sales
Fourth Quarter 2009 (unaudited)
($ in millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September	December
Life Insurance Sales

Wholesaler Channel
Variable universal life	$6.8	$5.5	$6.7	$7.7	$2.9	$3.6	$0.4	$0.0
Universal life/interest sensitive	101.4	58.3	43.5	26.7	11.9	4.2	4.1	0.6
Term life	5.0	5.1	5.6	5.9	4.0	1.4	—	(0.1)
Life insurance annualized premium (1)	113.2	68.9	55.8	40.3	18.8	9.2	4.5	0.5

Variable universal life	1.1	1.4	2.7	4.1	0.6	2.4	0.1	0.1
Universal life/interest sensitive	11.2	11.5	14.5	17.0	9.2	5.7	3.6	0.7
Life insurance single premium	12.3	12.9	17.2	21.1	9.8	8.1	3.7	0.8

Variable universal life	7.9	6.9	9.4	11.8	3.5	6.0	0.5	0.1
Universal life/interest sensitive	112.6	69.8	58.0	43.7	21.1	9.9	7.7	1.3
Term life	5.0	5.1	5.6	5.9	4.0	1.4	—	(0.1)
Total wholesaler life insurance premium (2)	$125.5	$81.8	$73.0	$61.4	$28.6	$17.3	$8.2	$1.3

Gross life insurance in force	$160,354.0	$162,872.0	$165,118.0	$166,781.0	$166,266.7	$163,567.6	$159,209.0	$155,267.0

Average face amount for life insurance sales	$1.3	$1.1	$1.0	$1.0	$0.9	$0.9	$0.9	$(1.4)

(1)

Annualized premium represents first year premiums on an annual basis.

(2)

Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Annuity Funds Under Management and
Annuity Supplementary Information
Fourth Quarter 2009 (unaudited)
($ in millions)

	December 31,
	2009	2008	2007	2006	2005
Funds Under Management (FUM)
Deposits	$142.6	$628.9	$630.6	$423.7	$339.7
Surrenders	(579.9)	(806.9)	(940.5)	(1,383.3)	(995.0)
Total net sales	(437.3)	(178.0)	(309.9)	(959.6)	(655.3)
Deaths	(51.2)	(75.4)	(75.9)	(86.8)	(80.0)
Interest credited	732.8	(1,221.9)	338.4	537.6	322.4
Fees	(53.7)	(55.5)	(61.1)	(55.2)	(53.3)
Change in FUM	190.6	(1,530.8)	(108.5)	(564.0)	(466.2)
Beginning balance	3,735.5	5,266.3	5,374.8	5,938.8	6,405.0
Ending fund balance	$3,926.1	$3,735.5	$5,266.3	$5,374.8	$5,938.8

VA funds in guaranteed interest accounts (1)	$502.5	$664.9	$809.3	$1,030.8	$1,553.8

(1) Amounts are included in the annuity funds under management (FUM) table above.

Variable Annuity Guaranteed Minimum Death Benefits
Death benefit in excess of fund value	$531.8	$1,105.5	$202.4	$238.8	$335.5
Death benefit in excess of fund value, net of reinsurance	291.6	709.6	46.6	51.4	82.1
Statutory reserve, net of reinsurance	8.3	39.0	12.9	13.2	13.8

Variable Annuity Guaranteed Income Benefits
Account balance	$525.8	$464.1	$716.8	$620.1	$465.8
Statutory reserve	39.2	34.7	6.9	4.4	2.2

Variable Annuity Guaranteed Accumulation Benefits
Account balance	$417.9	$335.6	$389.8	$210.6	$72.6
Statutory reserve	9.6	4.3	2.3	0.8	0.3

Variable Annuity Guaranteed Withdrawal Benefits
Account balance	$592.2	$413.2	$214.6	$30.1	$1.1
Statutory reserve	12.3	3.5	0.7	0.1	—

Variable Annuity Guaranteed Payout Annuity Floor
Account balance	$22.8	$22.7	$43.4	$49.8	$49.9
Statutory reserve	5.5	11.2	2.2	2.1	1.9

The Phoenix Companies, Inc.
Annuity Funds Under Management and
Annuity Supplementary Information
Fourth Quarter 2009 (unaudited)
($ in millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September	December
Funds Under Management (FUM)
Deposits	$170.2	$177.7	$157.1	$123.9	$99.6	$17.9	$12.6	$12.5
Surrenders	(253.3)	(190.4)	(192.3)	(170.9)	(174.6)	(147.8)	(137.1)	(120.4)
Total net sales	(83.1)	(12.7)	(35.2)	(47.0)	(75.0)	(129.9)	(124.5)	(107.9)
Deaths	(23.0)	(17.5)	(20.5)	(14.4)	(16.7)	(15.1)	(5.9)	(13.5)
Interest credited	(270.7)	3.4	(385.2)	(569.4)	(181.5)	383.4	386.7	144.2
Fees	(14.7)	(15.4)	(14.4)	(11.0)	(11.0)	(15.7)	(12.2)	(14.8)
Change in FUM	(391.5)	(42.2)	(455.3)	(641.8)	(284.2)	222.7	244.1	8.0
Beginning balance	5,266.3	4,874.8	4,832.6	4,377.3	3,735.5	3,451.3	3,674.0	3,918.1
Ending fund balance	$4,874.8	$4,832.6	$4,377.3	$3,735.5	$3,451.3	$3,674.0	$3,918.1	$3,926.1

VA funds in guaranteed interest accounts (1)	$794.8	$770.5	$715.1	$664.9	$608.0	$554.9	$528.9	$502.5

(1) Amounts are included in the annuity funds under management (FUM) table above.

Variable Annuity Guaranteed Minimum Death Benefits
Death benefit in excess of fund value	$336.3	$342.3	$634.6	$1,105.5	$1,251.9	$917.1	$626.3	$531.8
Death benefit in excess of fund value, net of reinsurance	135.9	146.1	362.6	709.6	821.1	572.4	360.0	291.6
Statutory reserve, net of reinsurance	14.6	14.8	20.6	39.0	49.0	32.4	22.0	8.3

Variable Annuity Guaranteed Income Benefits
Account balance	$659.7	$648.8	$570.1	$464.1	$419.8	$468.6	$519.0	$525.8
Statutory reserve	7.7	8.5	13.2	34.7	72.7	27.9	13.4	39.2

Variable Annuity Guaranteed Accumulation Benefits
Account balance	$389.4	$430.3	$404.4	$335.6	$311.9	$360.0	$407.7	$417.9
Statutory reserve	2.8	3.3	10.8	4.3	4.6	5.0	5.5	9.6

Variable Annuity Guaranteed Withdrawal Benefits
Account balance	$282.9	$372.9	$407.2	$413.2	$436.0	$509.3	$574.3	$592.2
Statutory reserve	1.2	1.9	3.4	3.5	4.3	5.3	6.3	12.3

Variable Annuity Guaranteed Payout Annuity Floor
Account balance	$37.6	$34.9	$30.3	$22.7	$18.9	$20.8	$22.6	$22.8
Statutory reserve	3.8	3.7	6.2	11.2	13.1	10.5	7.7	5.5

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
Fourth Quarter 2009 (unaudited)
($ in millions)

	December 31,
	2009	2008	2007	2006	2005
Deferred Policy Acquisition Costs:
Variable universal life	$275.1	$324.2	$355.0	$360.5	$342.8
Universal life	820.2	970.4	796.7	529.8	354.7
Variable annuities	172.7	155.6	270.8	264.2	272.3
Fixed annuities	6.2	6.5	12.8	20.3	38.8
Traditional life	455.8	478.6	566.9	559.0	544.2
Offset for unrealized investment gains or losses	186.0	773.0	63.7	0.3	(16.1)
Total deferred policy acquisition costs	$1,916.0	$2,708.3	$2,065.9	$1,734.1	$1,536.7

Deferred Policy Acquisition Costs:
Policy acquisition costs deferred	$67.6	$339.5	$461.4	$326.4	$185.0
Costs amortized to expenses:
Recurring costs	(266.4)	(431.7)	(192.8)	(148.6)	(114.0)
Realized investment gains (losses)	5.8	25.8	(0.2)	3.4	(17.6)
Offsets to net unrealized investment gains or losses
included in other comprehensive income	(587.0)	709.3	63.4	16.2	70.5
Cumulative effect of adoption of new guidance	(4.7)	—	—	—	—
Other	(7.6)	(0.5)	—	—	—
Change in deferred policy acquisition costs	(792.3)	642.4	331.8	197.4	123.9
Deferred policy acquisition costs, beginning of period	2,708.3	2,065.9	1,734.1	1,536.7	1,412.8
Deferred policy acquisition costs, end of period	$1,916.0	$2,708.3	$2,065.9	$1,734.1	$1,536.7

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
Fourth Quarter 2009 (unaudited)
($ in millions)

Quarters ended
	2008					2009
	March		June	September	December	March	June	September	December
Deferred Acquisition Costs:
Variable universal life	$353.7		$349.2	$348.3	$324.2	$317.5	$314.6	$306.3	$275.1
Universal life	889.6		938.4	957.5	970.4	949.6	931.0	886.6	820.2
Variable annuities	273.8		278.6	275.0	155.6	146.3	157.8	158.9	172.7
Fixed annuities	10.1		9.0	8.0	6.5	5.5	5.2	4.8	6.2
Traditional life	576.7		578.8	583.4	478.6	481.5	480.9	478.9	455.8
Offset for unrealized investment gains or losses	107.4		172.2	263.3	773.0	757.4	528.0	236.6	186.0
Total deferred policy acquisition costs	$2,211.3		$2,326.2	$2,435.5	$2,708.3	$2,657.8	$2,417.5	$2,072.1	$1,916.0

Deferred Policy Acquisition Costs:
Policy acquisition costs deferred	$141.5		$105.3	$86.6	$6.1	$35.4	$17.8	$9.7	$4.7
Costs amortized to expenses:
Recurring costs	(45.9)		(58.6)	(71.9)	(255.3)	(66.0)	(33.1)	(62.9)	(104.4)
Realized investment gains (losses)	6.0		3.4	4.0	12.4	0.4	5.2	(1.1)	1.3

Offsets to net unrealized investment gains or losses included in other comprehensive income	43.8		64.8	91.2	509.6	(15.6)	(229.4)	(291.3)	(50.7)
Cumulative effect of adoption of new guidance	—		—	—	—	(4.7)	—	—	—
Other	—		—	(0.6)	—	—	(0.8)	0.2	(7.0)
Change in deferred policy acquisition costs	145.4		114.9	109.3	272.8	(50.5)	(240.3)	(345.4)	(156.1)
Deferred policy acquisition costs, beginning of period	2,065.9		2,211.3	2,326.2	2,435.5	2,708.3	2,657.8	2,417.5	2,072.1
Deferred policy acquisition costs, end of period	$2,211.3		$2,326.2	$2,435.5	$2,708.3	$2,657.8	$2,417.5	$2,072.1	$1,916.0
		`

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
Fourth Quarter 2009 (unaudited)
($ in millions)

	December 31,
	2009	2008	2007	2006	2005
REVENUES
Premiums	$684.2	$765.9	$798.3	$839.7	$928.7
Fee income	648.1	601.3	499.4	399.5	327.8
Net investment income	787.2	913.1	1,057.4	1,046.8	1,099.0
Net realized investment losses:
Total other-than-temporary impairment ("OTTI") losses	(201.5)	—	—	—	—
Portion of OTTI losses recognized in other comprehensive income	93.1	—	—	—	—
Net OTTI losses recognized in earnings	(108.4)	(245.0)	(51.9)	(8.9)	(35.3)
Net realized investment gains (losses), excluding OTTI losses	6.2	(50.8)	45.9	84.1	69.9
Net realized investment gains (losses)	(102.2)	(295.8)	(6.0)	75.2	34.6
Total revenues	2,017.3	1,984.5	2,349.1	2,361.2	2,390.1

BENEFITS AND EXPENSES
Policy benefits, excluding policyholder dividends	1,279.9	1,362.3	1,312.4	1,335.9	1,372.9
Policyholder dividends	226.8	207.5	380.0	399.1	364.4
Policy acquisition cost amortization	260.6	406.0	192.9	145.4	131.6
Interest expense on indebtedness	33.1	36.7	44.2	49.2	46.6
Interest expense on non-recourse collateralized obligations	—	11.8	15.4	18.7	29.4
Other operating expenses	303.5	254.9	270.1	249.5	291.8
Total benefits and expenses	2,103.9	2,279.2	2,215.0	2,197.8	2,236.7

Income (loss) from continuing operations before income taxes	(86.6)	(294.7)	134.1	163.4	153.4
Income tax expense (benefit)	109.1	(118.2)	20.4	50.8	44.6

Income (loss) from continuing operations	(195.7)	(176.5)	113.7	112.6	108.8

Income (loss) from discontinued operations, net of income taxes	(123.3)	(549.5)	3.9	(17.3)	(0.4)

Net income (loss)	$(319.0)	$(726.0)	$117.6	$95.3	$108.4

(1)

Certain reclassifications have been made to prior periods to conform with the current presentation

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
Fourth Quarter 2009 (unaudited)
($ in millions)

Quarters Ended
	2008				2009
	March	June	September	December	March	June	September	December
REVENUES
Premiums	$180.2	$191.3	$195.2	$199.2	$172.2	$170.6	$171.0	$170.5
Fee income	144.7	148.3	152.7	155.7	154.0	155.7	166.3	172.1
Net investment income	247.6	245.7	217.1	202.7	184.9	194.3	200.5	207.4
Net realized investment losses:
Total other-than-temporary impairment ("OTTI") losses	—	—	—	—	(57.7)	(39.2)	(37.7)	(66.8)
Portion of OTTI losses recognized in other comprehensive income	—	—	—	—	19.4	18.3	22.8	32.6
Net OTTI losses recognized in earnings	(40.4)	(26.5)	(38.8)	(139.3)	(38.3)	(20.9)	(14.9)	(34.2)
Net realized investment gains (losses), excluding OTTI losses	(6.3)	1.0	(20.9)	(24.6)	63.7	(65.3)	(2.5)	10.2
Net realized investment gains (losses)	(46.7)	(25.5)	(59.7)	(163.9)	25.4	(86.2)	(17.4)	(24.0)
Total revenues	525.8	559.8	505.3	393.7	536.5	434.4	520.4	526.0

BENEFITS AND EXPENSES
Policy benefits, excluding policyholder dividends	334.0	324.9	334.3	369.1	316.3	343.9	305.6	314.1
Policyholder dividends	73.7	86.0	43.4	4.4	37.8	46.6	63.9	78.5
Policy acquisition cost amortization	39.9	55.2	67.8	243.0	65.6	27.8	64.0	103.2
Interest expense on indebtedness	10.2	8.8	8.8	8.9	8.5	8.3	8.2	8.0
Interest expense on non-recourse collateralized obligations	3.2	1.9	5.6	1.1	—	—	—	—
Other operating expenses	72.5	69.8	58.2	54.5	75.8	74.5	88.1	65.2
Total benefits and expenses	533.5	546.6	518.1	681.0	504.0	501.1	529.8	569.0

Income (loss) from continuing operations before income taxes	(7.7)	13.2	(12.8)	(287.3)	32.5	(66.7)	(9.4)	(43.0)
Income tax expense (benefit)	(2.4)	2.8	2.3	(120.8)	105.8	16.5	(11.2)	(2.0)

Income (loss) from continuing operations	(5.3)	10.4	(15.1)	(166.5)	(73.3)	(83.2)	1.8	(41.0)

Income (loss) from discontinued operations, net of income taxes	(9.1)	(4.2)	(324.4)	(211.8)	(1.5)	(28.0)	(28.4)	(65.4)

Net income (loss)	$(14.4)	$6.2	$(339.5)	$(378.3)	$(74.8)	$(111.2)	$(26.6)	$(106.4)

(1)

Certain reclassifications have been made to prior periods to conform with the current presentation

The Phoenix Companies, Inc.
Condensed Consolidated Balance Sheet - Preliminary
Fourth Quarter 2009 (unaudited)
($ in millions, except share data)

	December 31,
	2009	2008	2007	2006	2005
ASSETS:
Available-for-sale debt securities, at fair value	$10,345.5	$9,826.4	$11,968.0	$12,696.8	$13,406.8
Available-for-sale equity securities, at fair value	25.2	25.2	191.8	173.6	169.6
Venture capital partnerships, at equity in net assets	188.6	200.8	173.7	116.8	145.1
Policy loans, at unpaid principal balances	2,324.4	2,477.5	2,346.8	2,295.7	2,220.5
Other investments	539.7	616.9	507.3	433.3	450.8
Fair value option investments	69.3	84.1	—	—	—
	13,492.7	13,230.9	15,187.6	15,716.2	16,392.8

Available-for-sale debt and equity securities pledged as collateral, at fair value	—	148.0	219.1	267.8	304.4
Total investments	13,492.7	13,378.9	15,406.7	15,984.0	16,697.2
Cash and cash equivalents	257.7	377.0	531.9	362.8	274.2
Accrued investment income	176.4	203.3	209.5	215.7	225.8
Receivables	356.6	358.0	279.3	137.2	88.7
Deferred policy acquisition costs	1,916.0	2,708.3	2,065.9	1,734.0	1,536.7
Deferred income taxes	166.2	435.2	33.5	37.4	77.8
Goodwill	0.7	0.7	0.7	0.7	0.7
Other assets	177.3	210.3	173.7	173.9	186.5
Discontinued operations assets	3,930.7	4,276.8	6,018.4	5,079.2	3,818.5
Separate account assets	4,417.9	3,860.1	5,781.2	5,403.2	4,945.8
Total assets	$24,892.2	$25,808.6	$30,500.8	$29,128.1	$27,851.9

LIABILITIES:
Policy liabilities and accruals	$13,151.1	$13,932.9	$13,952.0	$13,482.3	$13,212.1
Policyholder deposit funds	1,342.7	1,616.6	1,808.9	2,228.4	3,060.7
Indebtedness	428.0	458.0	627.7	628.2	659.9
Other liabilities	509.8	645.6	473.4	467.9	487.4
Discontinued operations liabilities	3,911.4	4,185.1	5,260.7	4,342.6	3,089.1
Non-recourse collateralized debt obligations	—	245.2	317.9	344.0	389.9
Separate account liabilities	4,418.1	3,860.1	5,781.2	5,403.2	4,945.7
Total liabilities	23,761.1	24,943.5	28,221.8	26,896.6	25,844.8

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value: 127.0 million and 126.7 million shares issued	1.3	1.3	1.3	1.3	1.1
Additional paid-in capital	2,627.8	2,626.4	2,616.1	2,600.3	2,437.6
Accumulated deficit	(1,146.7)	(839.5)	(20.7)	(115.9)	(193.1)
Accumulated other comprehensive loss	(171.3)	(743.6)	(138.2)	(74.7)	(59.0)
Treasury stock, at cost: 11.8 million and 12.3 million shares	(180.0)	(179.5)	(179.5)	(179.5)	(179.5)
Total stockholders' equity	1,131.1	865.1	2,279.0	2,231.5	2,007.1
Total liabilities and stockholders' equity	$24,892.2	$25,808.6	$30,500.8	$29,128.1	$27,851.9

The Phoenix Companies, Inc.
General Account Investment Portfolio Summary (1)
Fourth Quarter 2009 (unaudited)
($ millions)

	Total Debt Securities		Public Debt Securities		Private Debt Securities
	12/31/2009	12/31/08	12/31/2009	12/31/08	12/31/2009	12/31/08
Debt Securities by Credit Quality (Carrying Value)
AAA/AA/A	$5,843.0	$6,117.3	$4,559.2	$4,794.4	$1,283.8	$1,322.9
BBB	3,389.0	2,904.0	2,043.7	1,587.5	1,345.3	1,316.5
Total Investment Grade	9,232.0	9,021.3	6,602.9	6,381.9	2,629.1	2,639.4
BB	644.1	475.3	402.6	347.3	241.5	128.0
B	231.0	212.4	124.3	112.6	106.7	99.8
CCC and Lower	150.5	103.7	86.7	70.4	63.8	33.3
In or Near Default	87.9	13.7	59.8	3.8	28.1	9.9
Total Debt Securities	$10,345.5	$9,826.4	$7,276.3	$6,916.0	$3,069.2	$2,910.4

% Below Investment Grade	10.8%	8.2%	9.3%	7.7%	14.3%	9.3%

Unrealized Gains and Losses on Debt and Equity Securities
As of 12/31/09
	Total		Outside Closed Block		Closed Block
	Gains	Losses	Gains	Losses	Gains	Losses

Total Debt Securities	$348.1	$(673.1)	$93.5	$(383.2)	$254.6	$(289.9)
Equity Securities	1.2	(0.4)	1.2	(0.2)		(0.2)
Total Unrealized Gains (Losses)	349.3	(673.5)	94.7	(383.4)	254.6	(290.1)

Applicable PDO	254.6	(271.2)	—	—	254.6	(271.2)
Applicable DAC (Credit)	27.5	(213.5)	27.5	(201.3)	—	(12.2)
Applicable Deferred Income Tax (Benefit)	23.5	(66.0)	23.5	(63.7)	—	(2.3)
Total Offsets to Net Unrealized Gains (Losses)	305.6	(550.7)	51.0	(265.0)	254.6	(285.7)
Net Unrealized Gains (Losses)	$43.7	$(122.8)	$43.7	$(118.4)	$0.0	$(4.4)
Net Unrealized Losses	$(79.1)		$(74.7)		$(4.4)

(1)

Excludes debt and equity securities pledged as collateral.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
Fourth Quarter 2009 (unaudited)
($ in millions)

Quarters ended
	December 31,
	2009	2008	2007	2006	2005
GAAP Net Investment Income
Debt securities	$649.4	$714.7	$775.1	$800.7	$803.8
Equity securities	0.4	4.3	8.2	7.0	7.5
Mortgages	0.7	1.0	1.7	6.2	20.2
Policy loans	183.6	187.0	179.5	169.3	165.8
Venture capital	(25.9)	(4.7)	27.0	3.3	23.8
Cash and cash equivalents	0.3	7.5	18.8	16.3	7.6
Other income	3.3	3.8	8.3	—	—
Fair value option investments	1.5	(7.6)	—	—	—
Other investments (2)	(14.3)	13.4	43.9	40.0	47.8
Total cash and invested assets	799.0	919.4	1,062.5	1,042.8	1,076.5
Discontinued operations	(4.3)	(6.0)	(11.2)	(9.9)	(7.0)
Investment expenses	(7.5)	(8.2)	(9.6)	(5.3)	(4.4)
Total net investment income	$787.2	$905.2	$1,041.7	$1,027.6	$1,065.1

Annualized Yields
Debt securities	6.4%	7.1%	6.6%	6.5%	6.2%
Equity securities	1.7%	4.6%	4.1%	3.7%	3.0%
Mortgages	8.0%	8.7%	11.0%	8.1%	15.3%
Policy loans	8.0%	7.7%	7.9%	7.6%	7.7%
Venture capital	-12.9%	-2.3%	17.3%	2.7%	12.8%
Cash and cash equivalents	0.2%	2.2%	4.1%	4.7%	5.2%
Other investments (2)	-2.6%	2.4%	11.6%	13.6%	16.4%
Total cash and invested assets	6.0%	6.8%	7.0%	6.7%	6.6%

Investment expenses and discontinued operations	0.1%	0.1%	0.1%	0.1%	0.1%
Total net investment income yields	5.9%	6.7%	6.9%	6.6%	6.6%

(1)

Excludes debt and equity securities pledged as collateral.

(2)

Includes real estate, affiliates and other invested assets.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
Fourth Quarter 2009 (unaudited)
($ in millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September	December
GAAP Net Investment Income
Debt securities	$183.4	$178.0	$177.3	$176.0	$176.4	$164.7	$154.8	$153.5
Equity securities	1.0	1.2	1.2	0.9	—	0.3	0.1	—
Mortgages	0.2	0.4	0.2	0.2	0.2	0.2	0.1	0.2
Policy loans	45.0	45.8	47.4	48.8	47.4	50.5	42.0	43.7
Venture capital	5.8	8.8	(8.4)	(10.9)	(20.5)	(10.0)	2.0	2.6
Cash and cash equivalents	3.6	1.8	1.7	0.4	0.1	—	—	0.2
Other income	1.9	0.3	0.1	1.5	1.8	0.2	0.4	0.9
Fair value option investments	—	0.2	(1.2)	(6.6)	(1.5)	1.0	1.4	0.6
Other investments (2)	7.0	11.0	1.2	(5.8)	(15.6)	(9.6)	2.4	8.5
Total cash and invested assets	247.9	247.5	219.5	204.5	188.3	197.3	203.2	210.2
Discontinued operations	(1.7)	(1.4)	(1.6)	(1.3)	(1.0)	(0.9)	(1.2)	(1.2)
Investment expenses	(1.8)	(2.5)	(2.6)	(1.3)	(2.4)	(2.1)	(1.4)	(1.6)
Total net investment income	$244.4	$243.6	$215.3	$201.9	$184.9	$194.3	$200.6	$207.4

Annualized Yields
Debt securities	6.4%	6.4%	6.6%	6.8%	7.4%	6.8%	6.2%	6.0%
Equity securities	1.9%	2.4%	2.7%	3.8%	0.0%	5.0%	1.7%	0.0%
Mortgages	5.4%	12.3%	6.6%	6.9%	7.5%	8.2%	4.2%	9.1%
Policy loans	7.8%	7.8%	7.9%	8.1%	7.7%	8.0%	6.9%	7.6%
Venture capital	13.4%	19.1%	-15.1%	-19.7%	-35.2%	-19.7%	4.5%	5.7%
Cash and cash equivalents	3.1%	1.8%	1.8%	0.5%	0.2%	0.0%	0.0%	0.4%
Other investments (2)	7.0%	10.9%	1.0%	-4.1%	-9.8%	-6.5%	1.8%	6.5%
Total cash and invested assets	6.6%	6.7%	6.1%	6.0%	5.7%	6.0%	6.1%	6.3%

Investment expenses and discontinued operations	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Total net investment income yields	6.5%	6.5%	5.9%	5.9%	5.6%	5.9%	6.0%	6.2%

(1)

Excludes debt and equity securities pledged as collateral.

(2)

Includes real estate, affiliates and other invested assets.

The Phoenix Companies, Inc.
General Account Realized Investment Gains and Losses
Fourth Quarter 2009 (unaudited)
($ Millions)
	December 31,
	2009	2008	2007	2006	2005
Realized Investment Gains and Losses
Debt security	$(93.0)	$(224.0)	$(46.7)	$(7.9)	$(31.2)
Equity security	(5.2)	(2.7)	(0.5)	—	(2.1)
Mortgage loan	—	—	—	—	(0.8)
Debt and equity securities pledged as collateral	—	(2.3)	(0.8)	(1.0)	(1.2)
Other invested asset	(10.2)	(16.0)	(3.9)	—	—
Total impairment losses	(108.4)	(245.0)	(51.9)	(8.9)	(35.3)
Debt security net transaction	(23.8)	(9.8)	11.6	42.0	(18.0)
Equity security net transaction	2.2	(29.5)	9.5	21.9	2.9
Venture capital net investment	(3.6)	(3.0)	—	2.4	(13.9)
Mortgage loan net transaction	(0.1)	(0.1)	1.4	3.2	—
Affiliate equity security transaction	—	—	13.7	10.4	3.7
Real estate net transaction	—	2.4	1.4	—	(0.6)
Settlement of HRH stock purchase contracts	—	—	—	—	86.3
Other invested asset net transactions	1.5	(0.9)	3.7	2.9	7.2
Debt and equity securities pledged as collateral	—	2.2	1.8	—	2.5
CDO deconsolidation	57.0	—	—	—
Total net transactions	33.2	(38.7)	43.1	82.8	70.1
Realized gains (losses) on fair value option securities	4.0	(18.4)	3.8	1.4
Realized losses on derivative assets and liabilities	(31.0)	6.3	(1.0)	(0.1)	(0.2)
Net realized investment gains (losses)	(102.2)	(295.8)	(6.0)	75.2	34.6

Closed block applicable PDO (reduction)	(40.5)	(120.2)	4.4	46.0	(12.4)
Applicable deferred acquisition costs (credit)	(5.8)	(25.7)	0.2	(3.5)	17.6
Applicable deferred income tax (credit)	(5.4)	(49.2)	(5.6)	11.8	13.0
Net realized investment gains (losses) included in net income (loss)	$(50.5)	$(100.7)	$(5.0)	$20.9	$16.4

The Phoenix Companies, Inc.
General Account Realized Investment Gains and Losses
Fourth Quarter 2009 (unaudited)
($ Millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September	December
Realized Investment Gains and Losses
Debt security	$(32.6)	$(24.9)	$(37.1)	$(129.4)	$(31.4)	$(19.2)	$(10.3)	$(32.1)
Equity security	(0.5)	(0.1)	(1.0)	(1.1)	—	—	(3.5)	(1.7)
Debt and equity securities pledged as collateral	—	—	(0.7)	(1.6)	—	—	—	—
Other invested asset	(7.3)	(1.5)	—	(7.2)	(6.9)	(1.8)	(1.1)	(0.4)
Total impairment losses	(40.4)	(26.5)	(38.8)	(139.3)	(38.3)	(21.0)	(14.9)	(34.2)
Debt security net transaction	(2.8)	—	(8.0)	1.0	0.7	(32.8)	(8.2)	16.5
Equity security net transaction	(0.2)	2.3	(2.5)	(29.1)	2.2	—	—	—
Venture capital net investment	—	—	—	(3.0)	0.4	(1.4)	(0.3)	(2.3)
Mortgage loan net transaction	(0.1)	—	—	—	(0.1)	—	—	—
Affiliate equity security transaction	—	—	—	—	—	—	—	—
Real estate net transaction	—	—	—	2.4	—	—	—	—
Other invested asset net transactions	0.6	(0.2)	(0.6)	(0.7)	(0.3)	0.5	(0.2)	1.5
Debt and equity securities pledged as collateral	0.8	0.6	0.1	0.7	—	—	—	—
CDO deconsolidation	—	—	—	—	57.0	—	—	—
Total net transactions	(1.7)	2.7	(11.0)	(28.7)	59.9	(33.7)	(8.7)	15.7
Realized gains (losses) on fair value option securities	(3.6)	0.2	(4.6)	(10.4)	(2.3)	2.9	2.7	0.7
Realized losses on derivative assets and liabilities	(1.0)	(1.9)	(5.3)	14.5	6.1	(34.4)	3.5	(6.2)
Net realized investment gains (losses)	(46.7)	(25.5)	(59.7)	(163.9)	25.4	(86.2)	(17.4)	(24.0)

Closed block applicable PDO (reduction)	(15.5)	(9.5)	(25.6)	(69.6)	(12.5)	(15.3)	(9.4)	(3.2)
Applicable deferred acquisition costs (credit)	(6.0)	(3.4)	(4.0)	(12.3)	(0.4)	(5.1)	1.0	(1.3)
Applicable deferred income tax (credit)	(9.1)	(4.8)	(9.3)	(26.0)	(5.0)	1.1	11.7	(13.4)
Net realized investment gains (losses) included in net income (loss)	$(16.1)	$(7.8)	$(20.8)	$(56.0)	$43.3	$(66.9)	$(20.7)	$(6.1)